SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             The Indus Group, Inc.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                             The Indus Group, Inc.
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee Required

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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

                              THE INDUS GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1997

To The Shareholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Indus Group, Inc. (the "Company"), a California corporation, will be held on May 6, 1997 at 2:00 p.m., local time, at the Grand Hyatt on Union Square located at 345 Stockton Street, San Francisco, California, for the following purposes:

       1. To elect the following directors to serve for the ensuing year and until their successors are duly elected and qualified: Robert W. Felton, Richard W. MacAlmon, Michael E. Percy, Alan C. Merten, and Donald F. Robertson.

       2. To approve amendment to the Company's 1995 Stock Plan to increase the number of shares reserved for issuance thereunder by 2,500,000 to 4,000,000 shares.

       3. To ratify and approve the appointment of Ernst & Young as the independent public accountants of the Company for the year ended December 31, 1997.

       4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying the Notice.

    Only shareholders of record at the close of business on March 11, 1997 are entitled to notice of and to vote at the Annual Meeting.


    All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.


                              By  Order  of the  Board  of  Directors


                              Anna  Ng-Borden
                              Secretary

San Francisco, California
April 4, 1997

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              THE INDUS GROUP, INC.
                                 PROXY STATEMENT

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of The Indus Group, Inc. (the "Company") for use of the Annual Meeting of Shareholders to be held May 6, 1997 at 2:00 p.m., local time, or at any adjournment of postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Grant Hyatt on Union Square located at 345 Stockton Street, San Francisco, California.


    These proxy solicitation materials were mailed on or about April 4, 1997 to all shareholders entitled to vote at the Annual Meeting.


REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to ChaseMellon Shareholder Services, LLC, Attention: Joe Thatcher, Inspector of Elections, 50 California Street, Tenth Floor, San Francisco, CA 94111, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted FOR the slate of directors described herein, for Proposals Two and Three, and as to any other matter that may be properly brought before the Annual meeting, in accordance with the judgment of the proxy holders.

VOTING AND SOLICITATION

    Every shareholder voting for the election of directors may cumulate such shareholder's votes and either give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting, prior to the voting, of the intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes. On all other matters, each share has one vote.

    The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. On each other matter, the affirmative vote of a majority of the votes cast is required under California law for approval. For this purpose, the "votes cast" are defined under California law to be the shares of the Company's Common Stock represented and voting in person or by proxy at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date for the meeting. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum and
(ii) the number of votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. An automated system administered by the Company's transfer agent tabulates the votes. Each proposal is tabulated separately.

    Only shareholders of record at the close of business on March 11, 1997 are entitled to notice of and to vote at the Annual Meeting. As of March 11, 1997, 18,645,401 shares of the Company's Common Stock were issued and outstanding.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES

   The Board of Directors of the Company currently consists of six directors. One of those directors, Katherine C. Holland, has indicated that she will not be standing for re-election. The Board of Directors, therefore, has approved an amendment to the Company's Bylaws which, effective immediately prior to the Annual Meeting, reduces the number of directors to five. A board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees names below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them so that the election of as many of the nominees listed below as possible is assured under cumulative voting. In this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his/her successor has been elected and qualified.

    All nominees are presently directors of the Company. Messrs. Felton, MacAlmon, Percy, Merten and Robertson were last elected via Written Consent of the Shareholders in Lieu of Annual Meeting, dated February 27, 1996. The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

 NAME OF NOMINEE      AGE            PRINCIPAL OCCUPATION         DIRECTOR SINCE
----------------     -----           --------------------         --------------
Robert W. Felton      58    President, Chief Executive Officer         1990

Richard W. MacAlmon   47    Senior Vice President, Vice President of   1990
                            Marketing

Michael E. Percy      50    Senior Vice President, Vice President of   1990
                            Education and Methodologies

Alan G. Merten        54    President, George Mason University,        1995
                            a public university

Donald F. Robertson   58    Senior Tax Partner for Frank, Rimerman &   1993
                            Company, a CPA firm

    Except as set forth below, each of the nominees has been engaged in his/her principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

    Robert W. Felton was a founder of the Company and has been the Chairman, President and Chief Executive Officer of the Company since its inception in 1988.

    Richard W. MacAlmon was a founder of the Company and has been the Vice President of Marketing and a director of the Company since January 1990 and a Senior Vice President of the Company since June 1995. From January 1988 to December 1989, Mr. MacAlmon served as a Product Developer for the Company.

    Michael E. Percy has served as Vice President of Education and Methodologies of the Company since January 1995 and was Vice President of Operations from January 1990 to December 1994. Mr. Percy has been a director of the Company since January 1990 and a Senior Vice President since June 1995. From July 1989 to June 1992, Mr. Percy served as a Project Manager for the Company.

    Alan G. Merten has served as a director of the Company since December 1995. Mr. Merten is currently President of George Mason University, a position he has held since July, 1996. From August 1989 to April 1996, Mr. Merten was Dean and Professor of Information Systems at the S.C. Johnson Graduate School of Management at Cornell University. Mr. Merten is also a director of Comshare, Inc.,

Tompkins County Trust Company, American Capital Bond Fund, American Capital Convertible Securities, American Capital Investment Trust, and Common Sense Trust.

    Donald F. Robertson has served as a director of the Company since July 1993 and has been a financial advisor to the Company since its formation. From October 1995 to August 1996, Mr. Robertson served as Senior Vice President and Treasurer of the Company. Mr. Robertson has served as a Senior Tax Partner of Frank, Rimerman & Co., an accounting firm, from November 1977 to the present.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of five meetings during the year ended December 31, 1996. The Board of Directors has an Audit Committee and a Compensation Committee.

    During 1996, the Audit Committee of the Board of Directors consisted of Mr. Merten and Katherine C. Holland. The Audit Committee recommends engagement of the Company's independent accounts and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    During 1996, the Compensation Committee of the Board of Directors consisted of Messrs. Felton and Merten and Ms. Holland and held two meetings. The Compensation Committee establishes the Company's executive compensation policy, determines the salary and bonuses of the Company's executive officers and recommends to the Board of Directors stock option grants for executive officers.

    No director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors or the total number of meetings of all committees of the Board of Directors on which that director served.

DIRECTOR COMPENSATION

CASH COMPENSATION

    Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors.

1995  Director Option Plan

    The Company's 1995 Director Option Plan (the "Director Option Plan") was adopted by the Board of Directors and approved by the shareholders of the Company in December 1995. The plan became effective upon the close of the Company's initial public offering. Under the Director Option Plan, the Company reserved 100,000 shares of Common Stock for issuance to the directors of the Company pursuant to nonstatutory stock options. As of December 31, 1996, (i) options to purchase an aggregate of 20,000 shares were outstanding under the Director Option Plan at a weighted average exercise price of $15.00 per share, of which options to purchase 3,750 shares are fully vested and immediately exercisable; (ii) no options had been exercised pursuant to the Plan; and (iii) 80,000 shares were available for future grant.

    Each director who is not an employee of the Company automatically receives a nonstatutory option to purchase 10,000 shares of Common Stock of the Company (the "First Option") on the date such person becomes a director or, if later, on the effective date of the Director Option Plan. Thereafter, each such person receives an option to acquire 2,500 shares of the Company's Common Stock (the "Second Option") upon such outside director's reelection at each Annual Meeting of Shareholders, provided that on such date such director shall have served on the Board of Directors for at least six months. Each option granted under the Director Option Plan shall be exercisable at 100% of the fair market value of the Company's Common Stock on the date such option was granted. Six and one quarter percent of the First Option and each Second Option shall vest three months after their dates of grant, with an additional six and one quarter percent vesting at the end of each subsequent three month period. The Plan shall be in effect for a term of ten years unless sooner terminated.

    Directors Holland and Merten were each issued an option to purchase 10,000 shares of Common Stock under the Director Option Plan upon the closing of the Company's initial public offering of its Common Stock in March 1996 at an exercise price of $15.00 per share.

                                  PROPOSAL TWO
                          AMENDMENT TO 1995 STOCK PLAN

    The Company is seeking shareholder approval for an amendment to the Company's 1995 Stock Plan (the "Stock Plan") which would increase by 2,500,000 to 4,000,000 the number of shares issuable under the Stock Plan. A summary of the Stock Plan is attached as Appendix A. This amendment to the Stock Plan was approved by the Board of Directors of the Company on February 6, 1997.

    The Stock Plan was adopted by the Board of Directors in December 1995. A total of 1,500,000 shares of Common Stock are currently reserved for issuance under the Stock Plan. As no options granted under the Stock Plan have vested, there have been no option exercises under the Stock Plan.

PURPOSE AND EFFECT OF AMENDMENTS

    The purpose of the proposed amendment to the Stock Plan is to increase the number of shares available for issuance under the Stock Plan. The Board believes the proposed amendment is in the best interests of the Company and its shareholders for a number of reasons. First, the Board believes that options grants serve to incentivize current employees and to align their interests with those of the Company's shareholders. Second, the Board believes that options grants are an important element of the Company's strategy to attract and retain qualified employees. Competition for qualified employees in the information technology market is extremely intense, and, due to the rapid growth of many successful companies in this sector, such competition is increasing. The Board believes in order to remain competitive with other technology companies with regard to its long term incentive plans, the Company must continue to offer stock options. Without the proposed amendment, the Company will deplete the options available for grant within the next year.

AMENDED PLAN BENEFITS

    The following  table sets forth the number of options granted under the 1995
Stock Plan to (i) each of the Named Executive Officers; (ii) all executive officers as a group; (iii) all non-executive officers directors as a group; and
(iv) all non-executive officer employees as a group.

                                                                                     NUMBER OF OPTIONS
NAME AND PRINCIPAL POSITION                                                          RECEIVED IN 1996
--------------------------------------------------------------------------------     ----------------
Robert W. Felton ...............................................................           70,000
 Chairman, Chief Executive Officer and President

Richard W. MacAlmon ............................................................           10,000
 Senior Vice President, Vice President of Marketing and Director

Michael E. Percy ...............................................................           10,000
 Senior Vice President, Vice President of Education and Methodologies and
 Director

Douglas R. Piper ...............................................................           10,000
 Senior Vice President and Vice President of Information Technologies

Charles J. Rosselle ............................................................             --
 Senior Vice President, Vice President of Operations

All Executive Officers as a group ..............................................          150,000

Non-Executive Directors as a group .............................................             --

All Non-Executive Officer Employees as a group .................................          677,350

REQUIRED VOTE

    The amendment to the 1995 Stock Plan to increase the number of shares issuable thereunder by 2,500,000 shares requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum. See "Voting and Solicitation" above.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1995 STOCK PLAN.

                                 PROPOSAL THREE
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Audit Committee of the Board of Directors has selected Ernst & Young, independent public accountants, to audit the financial statements of the Company for the current year ending December 31, 1997 and recommends that the shareholders ratify this selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Ernst & Young LLP are expected to be available at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

    The following table sets forth the compensation paid by the Company during 1994, 1995 and 1996 to its Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers during the year ended December 31, 1996 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION
                                           ----------------------------------
                                                                  OTHER ANNUAL        ALL OTHER
 NAME AND PRINCIPAL POSITION         YEAR   SALARY ($)  BONUS     COMPENSATION($) COMPENSATION ($)(1)
-----------------------------       ------ ---------- --------   --------------  --------------------
Robert W. Felton                     1996   195,000   $ 7,334          --              4,435
 Chairman, Chief Executive           1995   180,000    12,055          --              3,919
Officer and President                1994   166,183     3,647          --              7,611

Richard W. MacAlmon                  1996   185,000     7,334          --              2,789
 Senior Vice President, Vice         1995   180,000    12,055          --              4,720
President of Marketing and           1994   166,183    89,236          --              2,611
Director

Michael E. Percy                     1996   157,287     5,806          --              2,778
 Senior Vice President, Vice         1995   165,000    11,092          --              3,201
President of Education and           1994   152,175    18,187          --              2,422
Methodologies and Director

Douglas R. Piper                     1996   148,750     5,102          --              2,789
 Senior Vice President and           1995   145,000     8,845          --              2,812
Vice President of Information        1994   124,013    24,612          --              2,043
Technologies

Charles J. Rosselle                  1996   119,626     4,348          --             31,269
 Senior Vice President, Vice         1995   165,000    70,673       125,346(2)           158
President of Operations              1994   136,352         0          --                526
----------

(1) In 1996, represents payments to profit sharing plans of $2,519 for Messrs. Felton, MacAlmon, Percy and Piper, and payments of life insurance premiums of $1,916 for Mr. Felton, $270 for Messrs. MacAlmon and Piper and $259 for Mr. Percy and $169 for Mr. Rosselle and $31,100 for loan forgiveness for Mr. Rosselle. In 1995, represents payments to profit sharing plans of $3,033 for Mr. Felton, $4,562 for Mr. MacAlmon, $3,043 for Mr. Percy and $2,654 for Mr. Piper, and payments of life insurance premiums of $158 for Messrs. MacAlmon, Percy, Piper and Rosselle, and $886 for Mr. Felton. In 1994, represents payments to profit sharing plans of $2,085 for Mr. Felton, $2,085 for Mr. MacAlmon, $1,896 for Mr. Percy and $1,517 for Mr. Piper, and payments of life insurance premiums of $526 for Messrs. Felton, MacAlmon, Percy, Piper and Rosselle.

(2) Reflects the sale by the Company of 42,500 shares of Common Stock at a price below the fair market value.

    The following table sets forth certain information with respect to the value of stock options held by Named Executive Officers as of December 31, 1996.

                          OPTION GRANTS IN FISCAL 1996

                                      INDIVIDUAL GRANTS
                     --------------------------------------------------
                                    % OF TOTAL                             POTENTIAL REALIZABLE
                       NUMBER OF     OPTIONS                                 VALUE AT ASSUMED
                       SECURITIES   GRANTED TO   EXERCISE                  ANNUAL RATES OF STOCK
                       UNDERLYING   EMPLOYEES    PRICE PER                PRICE APPRECIATION FOR
                        OPTIONS     IN FISCAL      SHARE     EXPIRATION       OPTION TERM(4)
                                                                        -------------------------
         NAME           GRANTED        YEAR       (1)(2)      DATE(3)         5%          10%
-------------------- ------------ ------------ ----------- ------------ ------------ ------------
Robert W. Felton  ...70,000       8.7%         $18.15      9/16/2001    $1,547,810   $2,046,153
Richard W. MacAlmon  10,000       1.2%          16.50      9/16/2006       282,206      470,764
Michael E. Percy  ...10,000       1.2%          16.50      9/16/2006       282,206      470,764
Douglas R. Piper  ...10,000       1.2%          16.50      9/16/2006       282,206      470,764
Charles J. Rosselle      --         --            --             --            --           --
----------

(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board of Directors on the date of grant.

(2) Exercise price may be paid in cash, check, promissory note, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(3) Options become exercisable as to 25% of the option shares on each anniversary of the vesting commencement date, with full vesting occurring on the fourth anniversary of the vesting commencement date.

(4) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. Mr. Felton's options have a 5-year term, and options of Messrs. MacAlmon, Percy and Piper have 10-year terms. These potential realizable value numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's estimate of future stock price growth.

    The following tables sets forth information concerning the shares acquired and the value realized upon the exercise of stock options during 1996, the number of shares of Common Stock underlying exercisable and unexercisable options held by each of the Named Officers at December 31, 1996 and the values of unexercised "in-the-money" options as of that date.

                            AGGREGATE OPTION EXERCISES IN 1996 AND YEAR-END VALUES

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                         SHARES                           OPTIONS AT              MONEY OPTIONS AT FISCAL
                       ACQUIRED ON     VALUE         DECEMBER 31, 1996 (#)              YEAR-END(1)
                                                ----------------------------- -----------------------------
         NAME         EXERCISE (#)  REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------- ------------- ------------ ------------- --------------- ------------- ---------------
Robert W. Felton  ...   51,000     $  828,968        --          70,000            --          $532,000
Richard W. MacAlmon     51,000        907,718        --          10,000            --            92,500
Michael E. Percy  ...   35,000        649,675      16,000        10,000          $406,480        92,500
Douglas R. Piper  ...   51,000      1,008,780        --          10,000            --            92,500
Charles J. Rosselle        --             --         --             --             --               --

(1) Represents the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Common Stock as of December 31, 1996 ($25.75 per share), as reported by the Nasdaq Stock Market at the close of business.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

    The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer pay plans and develops recommendations for stock option grants for approval by the Board of Directors. Executive officer pay plans include the following compensation elements: base salaries, performance incentives, stock options and various benefit plans.

    The Committee is comprised of two independent, outside directors and one inside director, Robert W. Felton, President and CEO of the Company. It is the Committee's objective that executive compensation be directly determined by achievement of the Company's planned business performance. The Company's executive compensation program is designed to reward exceptional executive performance that results in enhanced corporate and shareholder values.

    The Committee reviews and relies on published industry pay salary data in its assessment of appropriate compensation levels, specifically the Culpepper Survey of Executive Compensation. The Committee also retains independent compensation consultants to provide objective and expert advice in the review of the Company's stock option plans.

    The Committee recognizes that the industry sector in which the Company operates is both highly competitive and undergoing significant globalization, with the result that there is substantial demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top caliber executives who are essential to the attainment of the Company's ambitious long-term, strategic goals.

    For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq--100 Index and the Nasdaq Computer & DP Index.

ANNUAL CASH COMPENSATION (BASE SALARY, PLUS PERFORMANCE INCENTIVES)

    The  Committee  believes  that  annual  cash  compensation  should  be  paid commensurate with attained performance. The Company's executive cash compensation consists of base compensation (salary) and quarterly performance incentives (bonus). Base salaries for executive officers are established considering a number of factors, including the Company's continued, profitable growth; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. In August 1996, the Committee approved aggregate raises in the base salary of the Company's executive officers (excluding the Chief Executive Officer) of 8%. These raises were intended to reflect the salary levels for similar positions in the information technology industry and the anticipated additional responsibilities of each executive officer in the upcoming year.

    Executive officers are eligible for quarter bonuses in the same manner as other employees of the Company. The Company's quarterly bonuses are based on performance (as determined by the employee's supervisor) and are in the form of a set percentage of the employee's salary. The Chief Executive Officer determines the bonus paid to the executive officers.

LONG-TERM INCENTIVE: STOCK OPTIONS

    The Committee recommends executive stock options under the Stock Plan to foster executive officer ownership, to stimulate a long-term orientation in decisions and to provide direct linkage with shareholder interests. The Committee considers the total compensation package, industry practices and trends, the executive's accountability level, and assumed, potential stock value in the future when granting stock options. The Committee recommends option amounts to provide retention considering projected earnings to be derived from option gains based upon relatively conservative assumptions relating to planned growth and earnings. As a result, the stock option program is an effective and competitive long-term incentive and retention tool for the Company's executives, as well as other key employees. The Committee believes that the Company's stock option plan has been administered in a manner comparable to its peer group and other high performing companies in the high technology sector.

BENEFITS

    The Company provides benefits to the named executive officers that are generally available to all Company employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 1996, for any executive officer.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. In August 1996, the Compensation Committee (excluding Mr. Felton) raised Mr. Felton's base salary by 33%. This increase was designed to bring Mr. Felton's salary in line with other chief executive officers in the information technology industry and to reflect the Company's achievement of its goals for 1996 in terms of revenue and earnings per share. Mr. Felton automatically receives a quarterly bonus of a percentage of his base salary in the same manner as other employees of the Company deemed to be performing satisfactorily.

                                       The  Compensation  Committee

                                       Robert W. Felton
                                       Katherine C. Holland
                                       Alan G. Merten


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee during 1996 consisted of Robert W. Felton, Katherine C. Holland and Alan G. Merten. Mr. Felton is a member of the Company's Compensation Committee as well as an executive officer and director of the Company. Katherine C. Holland is an executive officer of PECO Energy Company, a significant customer of the Company. See "Certain Transactions with Management."

                                PERFORMANCE GRAPH

    The following graph shows a comparison of cumulative total return for the Company's Common Stock, the Nasdaq Stock Market--U.S. Index and the Nasdaq Computer & DP Index. In preparing the graph it was assumed that (i) $100 was invested on February 29, 1996, in the Company's Common Stock (at an initial public offering price of $15.00 per share), the Nasdaq Stock Market--U.S. Index and the Nasdaq Computer & DP Index and (ii) all dividends were reinvested.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                          Feb-96    Apr-96    Jun-96    Sep-96    Dec-96
                          ------    ------    ------    ------    ------
The Indus Group, Inc.      100       130       135      133.33    171.67
Nasdaq Stock Market--U.S.  100      108.65    108.52    112.39    117.91
Nasdaq Computer & DP       100      111.22    110.69    112.89    117.46


    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities and Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding Report of the Compensation Committee and the preceding Performance Graph shall not be incorporated by reference into any such filings; nor shall such Report or Graph be incorporated by reference into any such filings; nor shall such Report or Graph by incorporated by reference into any future filings.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

    During 1996, the Company retained Frank, Rimerman & Co. to provide tax and consulting services. Donald F. Robertson, a director of the Company and formerly the Treasurer and a Senior Vice President of the Company is a partner of Frank, Rimerman & Co. The Company paid Frank, Rimerman & Co. approximately $300,000 during 1996.

    During 1996, the Company recognized approximately $9.2 million in revenue from the sale of products and services to PECO Energy Company and its subsidiaries. Katherine C. Holland, a director of the Company, is an executive officer of PECO Energy Company.

    In March 1996, the Company purchased all of the assets and assumed all of the liabilities of Indus International, Inc. The shareholders of Indus International, Inc. included Robert W. Felton, President and Chief Executive Officer of the Company, Richard W. Mac Almon, Senior Vice President and Vice President of Marketing of the Company, and Anna Ng-Borden, Vice President of Finance of the Company. The price for the assets net of the assumed liabilities was approximately $100,000 which represented the net book value of Indus International, Inc.

            SECURITY OWNERSHIP OF MANAGEMENT; PRINCIPAL SHAREHOLDERS

    The table below sets forth as of December 31, 1996 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each Named Executive Officer; (iii) each director of the Company; and (iv) all current directors and executive officers as a group.

                                                       SHARES
                                                    BENEFICIALLY    APPROXIMATE
                           NAME OF PERSON              OWNED       PERCENT OWNED
                           --------------              -----       -------------
Robert W. Felton ..............................     9,497,561        51.0%
  The Indus Group, Inc.
  60 Spear St
  San Francisco, CA 94105

Richard W. MacAlmon ...........................     1,402,500         7.5%
  The Indus Group, Inc.
  60 Spear St
  San Francisco, CA 94105

Michael E. Percy (1) ..........................       297,432         1.6%

Douglas R. Piper ..............................       374,000         2.0%

Charles J. Rosselle ...........................        37,500          *

Katherine C. Holland(1) .......................         1,875          *

Alan G. Merten(1) .............................         1,875          *

Donald F. Robertson ...........................          --            --

All current directors and executive officers
as a group (7 persons) ........................    11,575,243          63%

---------------
* Less than 1%

(1) Amounts shown include the following number of shares, option for which are exercisable within 60 days of December 31, 1996: Percy, 16,000; Holland, 1,875; and Merten, 1,875.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996, all officers, directors and greater than ten percent beneficial owners complied with all
Section 16(a) filing requirements.

      DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS--1998 ANNUAL MEETING

   Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than November 21, 1997, in order that they may be included in the proxy statement and proxy relating to that meeting.

                                OTHER MATTERS

   The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.





                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Anna Ng-Borden
                                        Secretary


Dated: April 4, 1997

                                                                      APPENDIX A
                          SUMMARY OF 1995 STOCK PLAN

   The essential features of the Stock Plan are summarized below.

   Purpose. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business.

   Administration. With respect to grants of options or stock rights to employees who are also officers or directors of the Company, the Stock Plan shall be administered by (i) the Board of Directors of the Company if the Board of Directors may administer the Stock Plan in compliance with Rule 16b-3 with respect to a plan intended to qualify under Rule 16b-3 as a discretionary plan or (ii) a committee designated by the Board of Directors to administer the Stock Plan, which committee shall be constituted in such a manner as to permit the plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. With respect to grants of options or stock rights to employees or consultants who are neither officers nor directors of the Company, the Stock Plan shall be administered by (i) the Board of Directors or
(ii) a committee designated by the Board of Directors, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock and option plans, if any, of California corporate and securities laws and of the Internal Revenue Code of 1986 as amended (the "Code"). If permitted by Rule 16b-3, the Stock Plan may be administered by different bodies with respect to directors, non-director officers and employees who are neither officers nor directors and consultants who are not directors.

   The administrator of the Stock Plan has full power to select, from among the officers, employees, directors and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Stock Plan. The interpretation and construction of any provision of the Stock Plan by the administrator is final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Stock Plan.

   Eligibility. The Stock Plan provides that non-statutory stock options and stock rights may be granted to employees, including officers and directors, and consultants of the Company or any subsidiary of the Company. Directors of the Company who are not employees or consultants are not eligible to participate in the Stock Plan. Incentive stock options may be granted only to employees, including officers and directors, of the Company or any subsidiary of the Company. No employee can be granted options covering more than 500,000 shares under the Stock Plan in any fiscal year. In addition, there is a $100,000 limit on the total market value of shares subject to all incentive stock options which are granted by the Company or any parent or subsidiary of the Company to any employee which are exercisable for the first time in any one calendar year.

   Reserved Shares. 1,500,000 shares of Common Stock have been reserved for issuance under the Stock Plan and also subject to adjustment for future stock splits, stock dividends and similar events.

   Subject to the provisions of the Stock Plan, if any shares of Common Stock that have been optioned cease to be subject to an option, or if any shares of restricted stock or shares that are subject to any stock purchase right or incentive stock right granted under the Stock Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares will again be available for distribution in connection with future awards or option grants under the Stock Plan.

   Stock Options. The Stock Plan permits the granting of nontransferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Non-Statutory Stock Options" or "NSOs").

   The term of each option will be fixed by the administrator but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary. The administrator will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the administrator.

   The option exercise price for each share covered by a non-statutory option shall be determined by the administrator of the Stock Plan. The option exercise price of an ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The administrator of the Stock Plan determines such fair market value. As long as the Common Stock of the Company is traded on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system) for the last market trading date before the time of determination, as reported in the Wall Street Journal or such other source as is deemed reliable.

   The consideration to be paid for shares issued upon exercise of options granted under the Stock Plan, including the method of payment, will be determined by the administrator (and, in the case of ISOs, such determination shall be made at the time of grant) and may consist entirely of cash, check, promissory note or shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been beneficially owned for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased. The administrator may also authorize as payment the delivery of a properly executed notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price or the delivery of an irrevocable subscription agreement for the shares which irrevocably obligates the optionee to take and pay for the shares not more than 12 months after delivery of the subscription agreement. The administrator may also authorize payments by any combination of the foregoing methods or by any other method permitted by applicable laws.

   Under the Stock Plan, in the event of termination of an optionee's employment or consulting relationship for any reason (other than death or permanent disability), an option may thereafter be exercised (to the extent it was exercisable at the date of such termination) for thirty days (or such other period as determined by the administrator not to exceed six months or three months in the case of an ISO). If the optionee's employment or consulting relationship is terminated as a result of the optionee's permanent disability, the option may be exercised for a period of six months after the date of termination. If an optionee's employment or consulting relationship is terminated by reason of the optionee's death, the options held by such individual can be exercised by the optionee's estate or successor for twelve months following death. However, in no case can an option be exercised after the expiration of its term.

   All options granted under the Stock Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Each agreement shall contain in substance the terms and conditions described above.

   Stock Purchase Rights. The Stock Plan permits the granting of stock purchase rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards under the Stock Plan. Upon the granting of a stock purchase right under the Stock Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time within which such person must accept such offer (which in no event may exceed six months from the date the purchase right was granted). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree. Stock purchase rights granted to persons subject to Section 16 of the Securities Exchange Act of 1934 shall be subject to any restrictions necessary to comply with Rule 16b-3.

   Nontransferability of Options and Stock Rights. Options and stock rights granted pursuant to the Stock Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

   Withholding Under the Stock Plan. The administrator of the Stock Plan may also permit participants to satisfy their withholding tax obligations using Common Stock when appropriate.

   Acceleration of Options and Stock Rights. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option and stock right shall be assumed or substituted by an equivalent option or right by such successor corporation. In the event the successor corporation refuses to assume or substitute the option or stock purchase right, the participant will have the right to exercise the option or stock right as to all shares subject to such option or stock right, including shares as to which the option or stock right would not otherwise be exercisable. If an option or stock purchase right is exercisable in lieu of assumption or substitution, the Company shall notify the participant that the option or stock right shall be fully exercisable for a period of 15 days from the date of such notice and the option or stock right will terminate upon the expiration of such period.

   Adjustment Upon Changes in Capitalization. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the Stock Plan and the price per share covered by each outstanding option or stock right. In the event of the proposed dissolution or liquidation of the Company, all outstanding options and stock rights will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to options or stock rights under the Stock Plan in such event.

AMENDMENT AND TERMINATION

   The Board of Directors may amend, alter, suspend or discontinue the Stock Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any incentive stock rights, stock options, stock appreciation rights or stock purchase rights then outstanding under the Stock Plan, without the participant's consent. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company will obtain shareholder approval of any amendment to the Stock Plan in such a manner and to such a degree as required. Subject to the specific terms of the Stock Plan, the administrator may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option or shares of stock relating thereto at any time. The administrator may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The Stock Plan shall continue in effect for a term of ten years unless sooner terminated as described above.

FEDERAL INCOME TAX ASPECTS OF THE STOCK PLAN

   The following is a brief summary of the Federal income tax consequences of transactions under the Stock Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

   Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply in the case of optionees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

   NonStatutory Stock Options. All other options which do not qualify as ISOs are referred to as Non-Statutory Stock Options. An optionee will not recognize any taxable income at the time he is granted a Non-Statutory Stock Option. However, upon exercise of the option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a Non-Statutory Stock Option.

   Different rules may apply in the case of optionees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

   Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as Non- Statutory Stock Options. However, restricted stock is usually purchased upon exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax with holding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

   Different  rules  may  apply in the case of  purchasers  who are  subject  to
Section 16 of the Securities Exchange Act of 1934, as amended.

   Payments in Respect of a Change in Control. The Stock Plan authorizes the acceleration of options and stock purchase rights under certain conditions in the event of a merger or sale of substantially all of the assets of the Company. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

                              THE INDUS GROUP, INC.

                                 1995 STOCK PLAN


         1.    Purposes of the Plan. The purposes of this Stock Plan are:

         o to attract and retain the best available personnel for positions of substantial responsibility,

         o     to provide additional incentive to Employees and Consultants, and

         o     to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock of the Company.

               (g)  "Company"   means  The  Indus  Group,   Inc.,  a  California
corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

               (j) "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" means a stock option granted pursuant to the Plan.

               (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (w) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

               (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (y) "Plan" means this 1995 Stock Plan.

               (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

               (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (cc) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

               (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

         4. Administration of the Plan.

               (a) Procedure.

                       (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                       (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to
Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                       (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                       (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                       (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                       (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                       (v) to approve forms of agreement for use under the Plan;

                       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                       (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                       (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                       (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                       (xii) to institute an Option Exchange Program;

                       (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                       (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

         6. Limitations.

               (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year

(under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                       (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 500,000 Shares.

                       (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                       (iii)  The  foregoing   limitations   shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 13.

                       (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                       (i) In the case of an Incentive Stock Option

                              (A)  granted to an  Employee  who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i) cash;

                       (ii) check;

                       (iii) promissory note;

                       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii)  any  combination  of  the  foregoing   methods  of
payment; or

                       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                       An Option may not be exercised for a fraction of a Share.

                       An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                       Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

               (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b)  Repurchase  Option.  Unless  the  Administrator   determines
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

               (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17. Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                              THE INDUS GROUP, INC.

                                 1995 STOCK PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

Optionee's Name:  ______________________________________

Address:          ______________________________________

                  ______________________________________

                  ______________________________________

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                             _________________________

        Date of Grant                            _________________________

        Vesting Commencement Date                _________________________

        Exercise Price per Share                 $________________________

        Total Number of Shares Granted           _________________________

        Total Exercise Price                     $________________________

        Type of Option:                          ___  Incentive Stock Option

                                                 ___  Nonstatutory Stock Option

        Term/Expiration Date:                    _________________________


        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        20% of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and twenty percent (20%) of the Shares at the end of each subsequent twelve-month period thereafter, so that all of the Shares shall be vested five
(5) years after the Vesting Commencement Date.

        Termination Period:

        This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This

Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash; or

               (b) check;

               (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price: or

               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         6. Tax Consequences. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option.

                       (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                       (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

               (b) Disposition of Shares.

                       (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                       (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                              THE INDUS GROUP, INC.



_________________________________      By: _________________________________
Signature

_________________________________      Title: ______________________________
Print Name

_________________________________
Residence Address

_________________________________

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                    _______________________________________
                                    Spouse of Optionee

                                    EXHIBIT A

                              THE INDUS GROUP, INC.

                                 1995 STOCK PLAN

                                 EXERCISE NOTICE


The Indus Group, Inc.
60 Spear Street
San Francisco, CA 94105

Attention:  Secretary

         1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares
(the "Shares") of the Common Stock of The Indus Group, Inc. (the "Company") under and pursuant to the 1995 Stock Plan (the "Plan") and the Stock Option Agreement dated , 19___ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in [Section 13] of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                          Accepted by:

PURCHASER:                             THE INDUS GROUP, INC.


_________________________________      By: _________________________________
Signature

_________________________________      Its: ________________________________
Print Name


Address:                               Address:
-------                                -------
_________________________________      60 Spear Street
_________________________________      San Francisco, CA 94105

                                    EXHIBIT B

                               SECURITY AGREEMENT



         This  Security  Agreement is made as of  __________,  19___ between The
Indus    Group,    Inc.,    a   California    corporation    ("Pledgee"),    and
_________________________ ("Pledgor").


                                    Recitals

         Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1995 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

         The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledge holder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

         In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

         7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of

Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



        "PLEDGOR"                  By:______________________________

                                   _________________________________
                                   Print Name

                          Address: _________________________________

                                   _________________________________


        "PLEDGEE"                  The Indus Group, Inc.,
                                   a California corporation


                                   By:______________________________

                                   Title:___________________________


        "PLEDGEHOLDER"             _________________________________
                                   Secretary of
                                   The Indus Group, Inc.

                                    EXHIBIT C

                                      NOTE


$_____________                                            _____________________
                                                              City, State

                                                            ____________, 19___

         FOR VALUE RECEIVED, _______________ promises to pay to The Indus Group, Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

         Principal and interest shall be due and payable on __________, 19___. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

         The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

         This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

         The  holder  of  this  Note  shall  have  full  recourse   against  the
undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

         In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



                                               _________________________________

                                               _________________________________

                                 1995 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

Grantee's Name:      _________________________________

Address:             _________________________________

                     _________________________________

         You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

        Grant Number                        _________________________________

        Date of Grant                       _________________________________

        Price Per Share                   $ _________________________________

        Total Number of Shares Subject      _________________________________
          to This Stock Purchase Right

        Expiration Date:                    _________________________________

         YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1995 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                               The Indus Group, Inc.

_________________________________      By:_________________________________
Signature

_________________________________      Title:______________________________

Print Name

                                   EXHIBIT A-1

                                 1995 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Employee or Consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Admin istrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

         NOW THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

         2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

         3. Repurchase Option.

               (a) In the event the Purchaser's Continuous Status as an Employee or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see
Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

               (b)  Whenever  the  Company  shall  have the right to  repurchase
Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

         4. Release of Shares From Repurchase Option.

               (a) _______________________ percent (______%) of the Shares shall be released from the Company's Repurchase Option [one year] after the Date of Grant and __________________ percent (______%) of the Shares [at the end of each month thereafter], provided that the Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

               (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

               (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

         5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provi sions of this Agreement, other than by will or the laws of descent and distribution.

         6. Escrow of Shares.

               (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the

Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

               (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

               (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

               (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

               (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

         7.  Legends.  The  share  certificate   evidencing  the  Shares  issued
hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

         8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contem plated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the

Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

               THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         10. General Provisions.

               (a) This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

               (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

               (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:___________________________

PURCHASER:                             THE INDUS GROUP, INC.


_________________________________       By:_________________________________
Signature

_________________________________       Title:______________________________
Print Name

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto (__________) shares of the Common Stock of The Indus Group, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This  Stock  Assignment  may  be  used  only  in  accordance  with  the
Restricted      Stock      Purchase       Agreement      (the       "Agreement")
between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19


                                    Signature:______________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS


                                                              ___________, 19__

Corporate Secretary
The Indus Group, Inc.
60 Spear Street
San Francisco, CA 94105

Dear _________________ :

         As Escrow Agent for both The Indus Group, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.
Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13.  If  you  reasonably  require  other  or  further   instruments  in
connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


               COMPANY:              The Indus Group, Inc.
                                     60 Spear Street
                                     San Francisco, CA 94105

               PURCHASER:            _________________________________

                                     _________________________________

                                     _________________________________

               ESCROW AGENT:         Corporate Secretary
                                     The Indus Group, Inc.
                                     60 Spear Street
                                     San Francisco, CA 94105

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                      Very truly yours,

                                      The Indus Group, Inc.


                                      By: _________________________________


                                      Title: ______________________________


                                      PURCHASER:

                                      _____________________________________
                                      (Signature)


                                      _____________________________________
                                      (Typed or Printed Name)
ESCROW AGENT:


_________________________________
Corporate Secretary

                                   EXHIBIT A-4

                                CONSENT OF SPOUSE


        I,  ____________________,  spouse of ___________________,  have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of The Indus Group, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19


                                            _________________________________
                                            Signature of Spouse

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:                         TAXPAYER:               SPOUSE:

         ADDRESS:

         IDENTIFICATION NO.:           TAXPAYER:               SPOUSE:

         TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: shares (the "Shares") of the Common Stock of The Indus Group, Inc. (the "Company").

3.      The date on which the property was transferred is:   __________ , 19__.

4.      The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
        $_______________.

6.      The amount (if any) paid for such property is:

        $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:         ___________________, 19____        ______________________________
                                                  Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated:         ___________________, 19____        ______________________________
                                                  Spouse of Taxpayer

                                                                      APPENDIX A

PROXY                       THE INDUS GROUP, INC.                       PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 6, 1997

   The undersigned shareholder(s) of The Indus Group, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 21, 1997, and hereby appoints Robert W. Felton and Frank W. Siskowski as Proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of The Indus Group, Inc. to be held on May 6, 1997 at 2:00 p.m., local time, at the Grand Hyatt Hotel on Union Square located at 345 Stockton Street, San Francisco, California and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.


                (Continued, and to be signed on the other side)


                                                                                                                        Please mark
                                                                                                                  [ X ] your votes
                                                                                                                          as this

                                                                                                        FOR     AGAINST    ABSTAIN
                                                            2. To  approve  an   amendment   to  the
                                                               Company's 1995 Stock Plan to increase   [   ]     [   ]      [   ]
                                                WITHHOLD       the  number  of shares  reserved  for
1. Election of Directors:             FOR       FOR ALL        issuance  thereunder  by 2,500,000 to
To withhold authority for any                                  4,000,000.
individual nominee, strike           [   ]       [   ]
a line through the nominee's                                3. To ratify and approve the appointment
name in the list below:                                        of   Ernst   &   Young   LLP  as  the
Robert W. Felton, Richard W. MacAlmon, Alan G. Merten,         independent public accountants of the   [   ]     [   ]      [   ]
Michael E. Percy, Donald F. Robertson                          Company  for the fiscal  year  ending
                                                               Decemeber 31, 1997.
I PLAN TO ATTEND THE MEETING                     [   ]
                                                            4. To  transact  such other  business as
                                                               may properly  come before the meeting
                                                               or any  postponements or adjournments
                                                               thereof.


                                                             THE SHARES REPRESENTED  BY THIS PROXY WILL BE VOTED IN ACCORDANCE
                                                             WITH THE  SPECIFICATIONS  MADE. IF NO  SPECIFICATION IS MADE, THE
                                                             SHARES  REPRESENTED  BY THIS  PROXY WILL BE VOTED FOR EACH OF THE
                                                             ABOVE  PERSONS AND  PROPOSALS,  AND FOR SUCH OTHER MATTERS AS MAY
                                                             PROPERLY  COME  BEFORE  THE  MEETING  AS THE PROXY  HOLDERS  DEEM
                                                             ADVISABLE.



Signature(s)_______________________________________________________                                   Dated ________________, 1997
(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

  TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.
